HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated May 9, 2008 to the Prospectus of
The Oakmark Funds dated January 28, 2008

REOPENING OF THE OAKMARK GLOBAL FUND TO NEW INVESTORS

The Oakmark Global Fund is no longer closed to new investors. The footnote on page 15 of the prospectus is deleted. The section on page 38 entitled "ELIGIBILITY TO BUY SHARES – Equity and Income Fund and Global Fund" is deleted in its entirety and replaced with the following:

Equity and Income Fund. Equity and Income Fund closed to new purchases through most financial services companies ("Intermediaries") on May 7, 2004. If you are a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) of this Fund, you may continue to make additional investments in the Fund and reinvest your dividends and capital gains distributions.

You may open a new account in this Fund, even though the Fund is closed, if:

  •  You purchase shares directly from The Oakmark Funds;

  •  You purchase through an employee retirement plan that currently includes shares of the Fund as an investment alternative and whose records are maintained by a trust company or plan administrator;

– over –

  •  You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

  •  You purchase into an annuity account offered by a company that currently includes shares of the Fund as an investment alternative for such account; or

  •  The Adviser determines that your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

The Trust reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.

If you have any questions about your eligibility to purchase shares of the Fund, please call an investor services representative at 1-800-OAKMARK.

ADDITIONAL REVISIONS TO THE PROSPECTUS

The next to last paragraph on page 27 of the prospectus is revised to read:

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

SUPMAY08